Exhibit 10.1

EIGHTH AMENDMENT

THIS EIGHTH AMENDMENT (the "Agreement") dated as of October 21, 2010, is entered into by and among AMERON INTERNATIONAL CORPORATION, a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the persons identified as "Lenders" on the signature pages hereto and BANK OF AMERICA, N.A., as administrative agent (the "Agent").

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Credit Agreement dated as of January 24, 2003 (as amended and modified from time to time, the "Credit Agreement").  Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Amendment.  The definition of Consolidated Fixed Charge Coverage Ratio appearing in Section 1.01 of the Credit Agreement is amended to read as follows:

"Consolidated Fixed Charge Coverage Ratio" means for any period for the Consolidated Parties, the ratio of (a) the sum of (i) Consolidated EBITDA for such period plus (ii) Consolidated Rental Expenses for such period minus (iii) Consolidated Cash Taxes for such period for such period to (b) the sum of (i) Consolidated Interest Charges for such period plus (ii) Consolidated Scheduled Funded Debt Payments for such period plus (iii) Consolidated Rental Expenses for such period plus (iv) Restricted Payments (other than of the type described in Sections 8.06(a) and (b)).  Notwithstanding the forgoing, if the Borrower has consummated the sale of its interest in TAMCO to Gerdau Ameristeel US Inc. for a sales price of approximately $82,500,000, the following shall not be included in the denominator of the Consolidated Fixed Charge Coverage Ratio:  (A) the Borrower's one-time $3.00 per share dividend to be declared on or about October 15, 2010 and paid on or about November 16, 2010 and (B) repurchases of the Borrower's outstanding common Capital Stock in an aggregate amount not to exceed $50,000,000 pursuant to a share repurchase program to be adopted by the Borrower's board of directors on or about October 15, 2010.

2.             Conditions Precedent. This Agreement shall become effective upon receipt by the Agent of copies of this Agreement duly executed by the Loan Parties and the Required Lenders.

3.             Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

4.             Effect.  Except as expressly modified and amended in this Agreement, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference, and the obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.  Any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.            Representations and Warranties.  The Borrower and each Guarantor represents and warrants to the Lenders that (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) no Default exists, (iii) none of the Borrower or any Guarantor has any counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, or if the Borrower or any Guarantor has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement and (iv) no amendment to, or consent under, the 2005 Note Purchase Agreement is required in connection with the execution, delivery or performance of this Agreement.

6.             Counterparts.  This Agreement may be executed in any number of counterparts (including facsimile or secure electronic format (.pdf) signatures), each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

7.             Governing Law.   This Agreement and the Credit Agreement, shall be governed by and construed in accordance with, the laws of the State of New York.

8.             Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.             Authorization; Enforceability.  The Borrower and each Guarantor hereby represent and warrant as follows:

(a)           The Borrower and each Guarantor have taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)           This Agreement has been duly executed and delivered by the Borrower and each Guarantor, and this Agreement and the Credit Agreement constitute the Borrower's and the Guarantors' legal, valid and binding obligations, enforceable in accordance with their terms, except as such enforceability may be subject to (a) Debtor Relief Laws and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by the Borrower or any Guarantor of this Agreement.

10.           Entire Agreement.  This Agreement together with the other Loan Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Loan Documents or the transactions contemplated herein and therein.

BORROWER:	AMERON INTERNATIONAL
CORPORATION

By: /s/ James R. McLaughlin
Name: James R. McLaughlin
Title: SVP, Corporate Development & Treasurer

By: /s/ Gary Wagner
Name: Gary Wagner
Title: SVP, Finance and Administration & CFO

GUARANTORS:	ISLAND READY-MIX CONCRETE, INC.

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

CENTRON INTERNATIONAL INC.

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

AMERICAN PIPE AND CONSTRUCTION
INTERNATIONAL

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President & Treasurer

AMERON HOLDINGS, INC. (f/k/a Contrad)

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

AMERCOAT CORPORATION

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

BONDSTRAND CORPORATION

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

PSX CORPORATION

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

AMERON COMPOSITES INC.

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

BOLENCO CORPORATION

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

TUBOS CALIFORNIA CORPORATION

By: /s/ Gary Wagner
Name: Gary Wagner
Title: Vice President

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

By: /s/ Bridgett J. Manduk
Name: Bridgett J. Manduk
Title: Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.

By: /s/ G. Scott Lambert
Name: G. Scott Lambert
Title: Vice President

BANK OF THE WEST

By: /s/ Brock Mullins
Name: Brock Mullins
Title: Vice President

WELLS FARGO BANK, N.A.

By: /s/ Ted Wu
Name: Ted Wu
Title: Vice President

UNION BANK, N.A.

By: /s/ Peter Thompson
Name: Peter Thompson
Title: Vice President

COMERICA BANK

By: /s/ Mark C. Skrzynski
Name: Mark C. Skrzynski
Title: Assistant Vice President

BANK OF HAWAII

By: /s/ Anna Hu
Name: Anna Hu
Title: Vice President